UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2022

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	732-889-4300

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.02- Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the preparation of its consolidated annual financial statements for the year ended December 31, 2021, Investview, Inc. (the “Company”) was advised by M&K CPA’s, LLC, its external auditor (“M&K”), to reconsider the manner in which it accounted for the acquisition of the operating assets, intellectual property rights and liabilities of MPower Trading Systems, LLC, a related party, which was consummated in September 2021 (the “Acquisition”). Originally, for the quarter ended September 30, 2021, the Company accounted for the Acquisition of all the assets and liabilities acquired at the nominal carrying value on MPower’s books; however, with no impact on the Company’s reported net income from operations. Accordingly, for the quarter ended September 30, 2021, the Company reported a net income amount of $17,147,249.

With the concurrence of M&K, the Company subsequently determined that it was advisable to modify the manner in which the Acquisition was accounted for resulting in the recognition of a charge to operating expenses of $51,619,440, which then caused the Company to report a net loss of $29,172,420 for the nine-month period ended December 31, 2021 attributable to the Acquisition. This charge was purely a non-cash charge that had no impact on the Company’s cash flow or liquidity and capital resources, and was derived from the value imbalance determined for accounting purposes, between the appraised value of the Class B Redeemable Units issued to MPower in the Acquisition versus the appraised value of the MPower assets acquired as of September 3, 2021, each such appraisal conducted under specific methodologies that M&K concluded to be in accordance with appropriate auditing standards.

Upon the completion of the Company’s annual financial statements for the year ended December 31, 2021, on May 16, 2022, the Board of Directors (the “Board”) of the Company concluded that the Company’s previously issued unaudited consolidated financial statements for the period ended September 30, 2021 should be restated and no longer relied upon in light of such revision.

The Company intends to restate the unaudited consolidated financial statements for the period ended September 30, 2021, together with the corresponding “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” consistent with the manner in which the Acquisition was accounted for within the Company’s consolidated annual financial statements for the year ended December 31, 2021.

The Company provided M&K with a copy of the disclosures it is making in Item 4.02 prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission (“SEC”). The Company requested that M&K furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein, and if not, stating the respects in which it does not agree. A letter from M&K is filed as Exhibit 7.01 to this Current Report on Form 8-K.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements in this report on Form 8-K that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies, and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate” or other comparable terms. These forward-looking statements, including statements regarding the impact of Investview’s restatement of certain historical financial statements, are based on Investview’s current beliefs and assumptions and information currently available to Investview and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements; particularly since until the restatement of the Company’s financial statements for the period ended September 30, 2021 is complete, the Company may be considered not current on its periodic reports filed with the SEC, which could adversely affect its trading on the OTCQB tier of the OTC Markets (which requires that the Company be current in its SEC filings to maintain price quotation privileges), will need to further examine the adequacy of its internal financial or disclosure controls, and will need to examine whether any liability arises to the extent any of its contractual commitments or commercial relationships that require it to be compliant. More information on potential factors that could adversely affect Investview’s future financial results is included from time to time in Investview’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s Transition Report on Form 10-K/T for the year-ended December 31, 2021, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The forward-looking statements made in this report on Form 8-K speak only as of the date of this report on Form 8-K, and Investview assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

ITEM 9.01 – Financial Statements and Exhibits.

The following are filed as exhibits to this report:

Exhibit Number	Title of Document	Location

7.01	Letter dated May 19, 2022 from M&K CPA’s, LLC to the Securities and Exchange Commission	This filing

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	This filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: May 20, 2022	By:	/s/ Ralph Valvano
Ralph Valvano
Chief Financial Officer